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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549

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                                   Form 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                       August 13, 1997 (August 1, 1997)



                       CULLIGAN WATER TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

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Delaware                                                              51-0350629
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)



One Culligan Parkway                                                       60062
Northbrook, Illinois                                                  (Zip Code)
(Address of principal
executive offices)

      Registrant's telephone number, including area code:  (847) 205-6000

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2. Acquisition or Disposition of Assets

     On August 1, 1997, the Registrant's wholly owned subsidiary, Culligan Water Company, Inc. was merged (the "Merger") into Ametek, Inc. ("Ametek") with Ametek surviving the Merger as a wholly owned subsidiary of the Registrant with its name changed to Plymouth Products, Inc. Immediately prior to the Merger all of Ametek's assets, other than those which are part of the Water Filtration Business (as described below), were transferred to a wholly owned subsidiary of Ametek ("New Ametek") and New Ametek assumed all of Ametek's liabilities, except for certain liabilities relating to the Water Filtration Business and $25 million of indebtedness (the "Spin-Off"). In the Merger, each share of Ametek common stock was converted into the right to receive .105 shares of common stock of the Registrant (or an aggregate of up to 3,473,298 shares of the Registrant's common stock) and cash in lieu of fractional shares. The amount and nature of the consideration was determined as a result of arms-length negotiations between the Registrant and Ametek. The Water Filtration Business consists of the Plymouth Products Division of Ametek and three foreign subsidiaries: Ametek Filters, Limited, APIC International S.A. and AFIMO S.A.M.

     Reference is made to the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 (File No. 333-26953) of the Registrant (the "Form S-4"), incorporated herein by reference as Exhibit 99.1, for a more complete description of the Spin-Off and Merger, which description is hereby incorporated herein by reference. In addition, a copy of the Press Release issued by the Registrant with respect to the Merger is attached as Exhibit 99.2 hereto and is hereby incorporated herein in its entirety by reference.

Item 7. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

     The financial statements of the Water Filtration Business set forth on pages F-1 through F-19 of the Joint Proxy Statement/Prospectus included in the Form S-4 are hereby incorporated herein in their entirety by reference.

(b) Pro forma financial information

     The unaudited condensed financial information set forth on pages 65 through 69 of the Joint Proxy Statement/Prospectus included in the Form S-4 are hereby incorporated herein in their entirety by reference.

(c) Exhibits

     Exhibit 99.1 Joint Proxy Statement/Prospectus included in the Form S-4 (incorporated by reference to the Registration

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                       Statement on Form S-4 (File No. 333-26953) of the
                       Registrant)


     Exhibit 99.2      Press Release dated August 1, 1997 page 4



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CULLIGAN WATER TECHNOLOGIES, INC.


Date  August 13, 1997
                         ...................................
                         Edward A. Christensen
                         Vice President, General Counsel and
                         Secretary

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